Professionally Managed Portfolios
c/o U.S. Bank Global Fund Services
2020 East Financial Way, Suite 100
Glendora, California 91741

May 4, 2021

VIA EDGAR TRANSMISSION

Division of Investment Management
U.S. Securities and Exchange Commission
100 “F” Street, N.E.
Washington, D.C. 20549
Re:    Professionally Managed Portfolios (the “Trust”)
    File Nos.: 33-12213 and 811-05037
    Muzinich Credit Opportunities Fund (S000036430)
    Muzinich High Income Floating Rate Fund (S000036428)
    Muzinich U.S. High Yield Credit Fund (S000036429)
    Muzinich Low Duration Fund (S000054438)

Dear Sir or Madam:

Pursuant to Rule 497(j) under the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the regulations thereunder, the Trust on behalf of its series, Muzinich Credit Opportunities Fund, Muzinich High Income Floating Rate Fund, Muzinich Low Duration Fund, and Muzinich U.S. High Yield Credit Fund (the “Funds”), hereby certifies that the forms of Prospectuses and Statement of Additional Information that would have been filed under Rule 497(b) or (c) would not have differed from that contained in the most recent amendment for the Funds dated April 30, 2021, and filed electronically as Post-Effective Amendment No. 815 to the Funds’ Registration Statement on Form N-1A on April 30, 2021.

    If you have any questions regarding the enclosed, please do not hesitate to contact Elaine E. Richards at (626) 914-7363.

Sincerely,

/s/ Carl G. Gee

Carl G. Gee, Esq.
Secretary of the Trust